Long-Term Loans, Net of Current Maturities	12 Months Ended
Dec. 31, 2017
Current Maturities of Long Term Loans/Long-Term Loans, Net of Current Maturities [Abstract]
LONG-TERM LOANS, NET OF CURRENT MATURITIES
NOTE 13:-	LONG-TERM LOANS, NET OF CURRENT MATURITIES

Classified by linkage terms and interest rates, the total amount of the loans is as follows:

Loan currency	Weighted interest rate as of December 31, 2017	December 31,
	%	2017	2016

NIS	3.35	$3,028	$3,134

Less - current maturities		505	400

		$2,523	$2,734

In October 2017, the Company and its Israeli subsidiaries entered into an agreement with Bank Beinleumi for the provision of credit facilities, which were used to pay Bank Leumi loans amounting to $2,976. The balance of long term loans as of December 31, 2017 amounted to $3,028. The agreement includes covenants to maintain certain financial ratios related to shareholders’ equity, EBITDA and operating results. The Bank Beinleumi credit facilities are secured by a first ranking fixed charge on any unpaid share capital of the Company, the goodwill of the Company, and any insurance entitlements in the Company’s assets pledged thereunder, and a floating charges on all of the assets of the Company and our Israeli subsidiaries, owned now or in the future. As of December 31, 2017, the Company met the covenants set forth in the agreement. The loans will be paid in monthly equal installments for a period of 6 years.

The total amount to be paid by the Company is as follows:

Payment schedule	December 31, 2017

2018	$505
2019	505
2020	505
2021	505
2022	505
2023	503
Total	$3,028